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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    September 9, 1996
                                                    ----------------------------


                         PIEDMONT MINING COMPANY, INC.
             (Exact name of registrant as specified in its charter)



North Carolina                       0-16436               56-1378516
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(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                  File Number)       Identification No.)



4101-G Stuart Andrew Boulevard, Charlotte, North Carolina                  28217
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              (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (704) 523-6866
                                                     ---------------------------

4215 Stuart Andrew Boulevard, Charlotte, North Carolina                    28217
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         (Former name or former address, if changed since last report)





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ITEM 3.         BANKRUPTCY OR RECEIVERSHIP.

         On September 9, 1996, the Registrant filed a petition for relief under Chapter 11 of the United States Bankruptcy Code. The petition was filed in the United States Bankruptcy Court for the Western District of North Carolina, Charlotte Division, and was assigned case number 96-31827. A petition was also filed by the Registrant's wholly-owned subsidiary, Kershaw Gold Company, Inc. (f/k/a Mineral Mining Company, Inc.) (Case number 96-31828). The Registrant and its subsidiary will be debtors-in-possession under the United States Bankruptcy Code.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PIEDMONT MINING COMPANY, INC.



                                        By:  /s/ Earl M. Jones
                                             ---------------------------------
                                             Name:   Earl M. Jones
                                             Title:  President

Dated:  September 23, 1996





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